EX-99.B-77Q1

                   WADDELL & REED ADVISORS SELECT FUNDS, INC.

SUB-ITEM 77Q1(a):   Exhibits

Articles of Amendment to the Articles of Incorporation for Waddell & Reed Advisors Value Fund, Inc., filed by EDGAR on June 30, 2003 as Exhibit EX-99.B(a)artamend1 to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A (incorporated by reference herein).